Khan Growth Fund
A Series of Khan Funds

Semi Annual Report
June 30, 2000

714 FM 1960 West #201
Houston, Texas 77090
(888) 311-5426
www.khanfunds.com



Investment Advisor:
Khan Investment, Inc.
714 FM 1960 West #201
Houston Texas 77090

Custodian Bank:
Firstar Bank Corp
425 Walnut St. M.L. 6118
Cincinnati, Ohio 45202

Transfer Agent and Fund Accounting:
American Data Services
P.O. Box  5536
Hauppauge, New York 11788-0123

Auditors:
Tait, Weller & Baker
8 Penn Center Plaza #800
Philadelphia, Pennsylvania 19103



Dear Fellow Shareholders:

As always, it gives us here at Khan Funds great pleasure to provide you with our Semi-Annual Report of the Khan Growth Fund (the
"Fund"). For the six months ending June 30, 2000 the Fund had a return of -3.4 %, which compares with the benchmark Standard & Poor's 500 index return of -.43 %.

The Fund's performance over the first six months of 2000 was gratifying, particularly when we consider the market volatility over this time span. We will continue to work hard to search for market leading companies that will provide the accelerated growth needed to create value for our shareholders. Confidence in our holdings and the investment strategy allows us to take advantage of short-term market declines. Discounted prices with essentially no change in the underlying fundamentals of a business provides us an opportunity to pick up some holdings that we feel were overvalued in past.

We will continue to be steadfast in our efforts to maintain the high standard of growth associated with Khan Growth Fund holdings. Our belief in the long-term feasibility of companies like Cisco Systems, General Electric, Enron, Intel, Citigroup and Sun Microsystems has allowed us to look beyond short term stock price volatility and focus on new product innovation, increased market share and other relevant non-market factors.

Although we are pleased with our Fund's performance we did have our share of disappointments in the tumultuous first half of 2000. The telecommunications industry, a long time consumer staple with a history of strong returns brought considerable weakness after the turn of the millennium. Long time market favorites such as AT&T and Worldcom lost significant value based on rising competition following deregulation and expansion of other forms of communications services. The question still remains whether the stalwarts of modern communication can transform in accordance with the rapidly changing information technology market. Other companies that are at the forefront of technological change saw downward volatility based more on concerns over market valuations rather than changes in consumer behavior and technology. Business to business internet companies and biotechnology companies are examples of industries which fell prey to this market volatility. America Online, a company that sought to accelerate its foothold in online services into other media outlets by merging with Time Warner, was seen as an unfavorable move by the market and saw considerable weakness. The market also adversely affected another consumer staple in Wal-mart, viewing its core business as not aggressive enough to maintain its substantial cost relative to earnings.

In a more positive note, there was a resurgence in some industries that were out of favor in the market in 1999. We saw considerable strength in the financial sector with companies like Marsh and McLennan, American General, Associated First Capital and Citigroup posting strong gains. After the first quarter there was a revitalization of many of the weakened healthcare holdings such as Merck, Johnson and Johnson and Pfizer as well. By maintaining our diversity in the Khan Growth Fund and continuing to focus on market leaders, we have thereby limited the extreme volatility plaguing the markets. Though we are not thrilled about the specific return over the first six months of the year, again we are pleased with our results relative to the market. What this has created is an opportunity, which we feel we took untold advantage to progress future returns for Khan Growth Fund shareholders.


PORTFOLIO COMPOSITION
As of June 30th of 2000, the Fund had 2.77 % of its net assets in short term investments, the remaining in diversified common stocks, with an emphasis on the technology, financial, healthcare, telecommunication services and retail sectors. Though our primary focus leans towards an investment in equities, a small percentage of assets are kept liquid in order to take advantage of possible market inefficiencies or opportunities.

ECONOMIC OUTLOOK
In the past several months, nerves on Wall Street were tested, more specifically in the technology-laden Nasdaq. The year 2000 picked up where 1999 left off and technology was in the forefront of the market in the early part of the year. Volatility then began to plague the markets. Consumer cyclicals, which had been out of favor since mid-1998 began to emerge as a market divergence took place, with funds shifting from "new economy" stocks to "old economy" stocks. The rapid decline began with the decision against Microsoft and then snowballed until the Nasdaq had fallen over 30% from its highest level. The divergence then shifted to an overall decline in the entire marketplace, with very few companies escaping. Inflation numbers based on the CPI (Consumer Price Index) came out rising 4%, though it was higher than expected, the Fed continued to raise interest rates to stifle current healthy inflation levels as a pre-emptive strike against future increasing inflation. Even with the unemployment rate at 4%, a thirty year low, productivity for the second quarter increased 5.3% so the wage cost inflationary implications are not as bad as the unemployment numbers may seem alone. Earnings reports have generally come in very strong for the 1st half of 2000 and should continue going into the third quarter. Even with positive earnings on the technology issues, future concerns over the ability to maintain such high profit margins and future competition led to further declines in stock prices.

Though the stock market may not reflect it, the U.S.
economy is still in the midst of one of the greatest economic expansions in the post-war era. GDP growth is climbing and may top 5% for the first time since post-recession 1984.Corporate profits in all industries have and will continue to beat expectations on all fronts. As reiterated by the Fed, the growth in information technology is benefiting all forms of commerce and business in the U.S. This will allow U.S. multi-national conglomerates to hold a distinct advantage in the global economy as well as increase internal efficiency. The technology industry has expanded beyond anyone's belief and this is reflected in the stock market. A majority of the downturn, especially in the technology industry should be over, but gains of this magnitude are unsustainable by common market measures and should not be expected in the future. Aside from stock gains based on price earnings multiple expansion, more should come from true earnings growth. With that being said, the market should rebound effectively this year and post strong gains on both the corporate level and the stock market level for the year 2000. Future weakness in the consumer cyclicals should be seen as a buying opportunity based on valuation and strong growth outlook. Some of the more favorable industries include the financial industry, pharmaceuticals and the retail sector. In the technology front, maintaining an investment in the industry leaders should prove to be profitable and limit potential losses in an ever-changing industry. Though valuations are high in the entire industry some areas to focus on would be semi-conductors and the wireless industry. These industries should mature together and have produced solid earnings in the past. In the internet front, industry leaders are the key. This volatile sector is still in a very young phase, and choosing leaders at this time is extremely premature. The market is beginning to narrow and should continue until a few companies leading the way. We remain bullish on the market for years to come and feel that this weakness has created opportunities. The FED seems to be near the end of its interest rate hikes and they may even come down in 2001 spurring future growth. The Presidential election in November should also add increase investor optimism and we see the market as once again proving its resilience in the year 2000 and beyond.

INVESTMENT STRATEGY

The holdings of the Fund are concentrated in the common stock of companies with a market capitalization over a billion dollars, which we believe provide value based on consistent growth in earnings. We will continue to conduct extensive analysis of the underlying fundamentals of the company, while using technical
analysis to take advantage of market inefficiencies.   Finally,
variable factors such as management innovation, consumer trends, industry and sector dominance, and projection models are used to establish the continued investment worthiness of Khan Growth Fund holdings.

Here at Khan Funds, our most important asset is you, our shareholders. Through our mutual trust and dependence, we strive for conviction from both ourselves and from you in our investment
philosophy.   We look forward to what lies ahead in our financial
futures and together strive for excellence. The management of the Khan Growth Fund will continue to invest in the Fund to understand and live with the emotions caused by fluctuation in the market. We believe that our investment strategy limits market speculation and sensitivity. Furthermore, consistency is a goal we strive for as we navigate into the millennium and beyond.

Sincerely,


S. D. Khan, M.D.				Faisal D. Khan
Portfolio Manager				Portfolio Manager

The outlook and opinion expressed above represent the view of the investment advisor as of August 2, 2000, and are subject to change as market and economic events unfold.





KHAN GROWTH FUND vs. BENCHMARK INDEX

The chart below compares your Fund to a benchmark index.   It is
intended to give you a general idea how your Fund performed compared to the stock market during the six months ended 6/30/2000.
  It is important to understand the difference between your Fund
and an index.   Your Fund's total return includes Fund expenses and
management fees.   An index reflects the investment of income
dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Comparative Investment Returns	June 30, 2000
*  Initial investment $10,000.
*  Past performance is no guarantee of future results.


(GRAPH )

Period              Return
2000 (1/1 - 6/30)    -3.40 %
1999                 26.06 %
1998                 33.21 %
1997 (7/9 - 12/31)    3.60 %

The Standard & Poor's 500 Stock Index is a capitalization-weighed index of 500 stocks that attempts to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.




Top Sectors Holdings
Computer & Related 17.54%
Telecommunications Equipment 16.67%
Internet Software 14.31%
Electronics Components 9.97%
Retail 7.84%
Healthcare 7.37%
Financial 5.06%
Fiber Optics 3.92%
Capital Goods 3.81%
Banks 3.27%



Top Company Holdings
Cisco Systems, Inc. 6.62%
Nokia Class A 5.87%
Sun Microsystems, Inc. 5.70%
EMC Corp./Mass 4.52%
Intel Corp. 3.93%
General Electric Co. 3.81%
Corning, Inc. 3.70%
Wal-Mart Stores, Inc. 3.61%
JDS Uniphase Corp. 3.29%
Citigroup, Inc. 3.27%



KHAN GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 2000 (Unaudited)

	Market
   Shares	 Value
COMMON STOCKS (99.95%)
			Auto Related (.52%)
600		Ford Motor Co.	 $	        25,800
78	*	Visteon Corp.	 	           953
                                              ========
					        26,753

			Banks (3.27%)
2,775		Citigroup, Inc.	 	       167,194

                        Capital Goods (3.81%)
3,675		General Electric Co.	       194,775

			Cellular Telecommunications (1.13%)
600	*	Nextel Communications, Inc.	36,712
500		Vodafone AirTouch PLC	 	20,719
                                               =======
					 	57,431

			Communication Services (2.12%)
1,400	*	Exodus Communications, Inc.	64,487
500	*	Level 3 Communications	 	44,000
                                               =======
					       108,487

			Computer & Related (17.54%)
1,100	*	Dell Computer Corp.	 	 54,244
3,000	*	EMC Corp./Mass		        230,812
400	*	Gateway, Inc.		         22,700
1,500		Intel Corp.		        200,531
500	*	Microsoft Corp.		         40,000
3,200	*	Sun Microsystems, Inc.		291,000
500	*	VERITAS Software, Inc.	 	 56,508
                                               ========
					 	895,795

			Electronics Components (9.97%)
152	*	Agilent Technologies, Inc.	11,210
700	*	Applied Materials, Inc.		24,688
250	*	Applied Micro Circuits Corp.	63,438
300	*	Broadcom Corporation		65,681
300	*	Conexant Systems, Inc.		14,587
1,600		Linear Technology Corp.		102,300
850	*	Maxim Integrated Products, Inc.	57,747
450	*	PMC-Sierra, Inc.		79,959
1,300		Texas Instruments, Inc.	 	89,294
                                               ========
					 	508,904

			Fiber Optics (3.92%)
1,400	*	JDS Uniphase Corp.	 $	167,825
400	*	Metromedia Fiber Network, Inc.	15,875
500	*	Williams Communications Group 	16,594
                                               ========
					 	200,294

			Financial (5.06%)
2,000		Associates First Capital Corp.	44,625
1,500		MBNA Corp.		        40,687
500		Merrill Lynch & Co. Inc.	57,500
700		Morgan Stanley Dean Witter & Co 58,275
300		The Chase Manhattan Corp.	13,819
1,500		Washington Mutual, Inc.	 	43,312
                                               ========
					 	258,218

			Healthcare (7.37%)
600		American General Corp.		36,600
500	*	Biogen, Inc.		        32,250
900		Bristol Myers Squibb		52,425
1,100		Merck & Co., Inc.		84,287
2,500		Pfizer, Inc.		       120,000
1,000		Schering Plough Corp.	 	50,500
                                               =======
					       376,062

			Instruments - Scientific (.52%)
400		PE Corp. - PE Biosystems Group	26,350

			Insurance (1.87%)
1	*	Berkshire Hathaway 		53,800
400		Marsh & McLennan Cos., Inc.	41,775
                                              ========
					 	95,575

			Internet Software (14.31%)
2,600	*	America Online, Inc.	 	137,150
400	*	Ariba, Inc.		         39,219
5,320	*	Cisco Systems, Inc.	 	338,153
600	*	Juniper Networks, Inc.		 87,338
200	*	Portal Software, Inc.		 12,775
200	*	VeriSign, Inc.		         35,300
600	*	Vignette Corp.		         31,209
400	*	Yahoo! Inc.	 	         49,550
                                               ========
					 	730,694


			Multimedia & Entertainment (.53%)
500		The News Corp., Ltd.	 $	27,250

			Personal Care (1.60%)
800		Johnson & Johnson	 	81,500

			Pipelines (1.90%)
1,500		Enron Corp.	 	96,750

			Retail (7.84%)
1,000	*	Best Buy Co., Inc.		 63,250
500		Home Depot, Inc.		 24,969
2,300	*	Kohl's Corp.		        127,938
3,200		Wal-Mart Stores, Inc.	 	184,400
                                               ========
					 	400,557

			Telecommunication Equipment (16.67%)
300	*	CIENA Corp.		         50,006
700		Corning, Inc.		        188,912
1,950		Motorola, Inc.		         56,672
6,000	*	Nokia Class A		        299,625
1,500		Nortel Networks Corporation	102,375
600	*	QUALCOMM, Inc.		         36,000
1,600	*	Vitesse Semiconductor Corp.	117,700
                                               ========
					 	851,290


                                                       ==========
	Total Common Stocks (Cost $4,006,425)	        5,103,879

		Short-Term Investments (2.77%)
141,146		Star Treasury Fund (Cost $141,146) 	141,146
		Total Investments Securities (Cost $4,147,571)
                                102.72%	        5,245,025
		Less Liabilities in Excess of Other Assets
                          	   (2.72)%	 	(138,826)
		Net Assets	100.00%	 $	5,106,199

	+	Cost is the same for federal income tax purposes.
		Net unrealized appreciation consist of:
Aggregate unrealized appreciation of investment securities $1,340,027
Aggregate unrealized depreciation of investment securities   (242,573)
Net unrealized appreciation of investment securities	   $1,097,454
	*	Denotes non-income producing securities


See accompanying notes to financial statements.


KHAN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

ASSETS
	Investment, at market value
               (cost $4,147,571)	 $	5,245,025
	Receivable for fund shares sold		994
	Dividends and interest receivable	1,128
	Organization costs, net		       14,904
	Due from advisor	 	       26,441
		Total assets	 	    5,288,492


LIABILITIES
Payable for investment securities purchased	 $129,937
Accrued expenses                        	   52,356
	Total liabilities	 	  182,293
Net assets applicable to shares outstanding	  $5,106,199

Shares outstanding	615,621

Net assets value, offering and redemption price per share
                                                   	$8.29

NET ASSETS
	At June 30, 2000, net assets consists of:
Paid-in capital
$	3,850,188
Accumulated net investment loss
	(36,389)
Accumulated net realized gain on investments
	194,946
Accumulated net unrealized appreciation of investments
 	1,097,454
			 $	5,106,199


See accompanying notes to financial statements.


KHAN GROWTH FUND

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

Investment income
	Dividends	 $	7,337
	Interest	 	2,767
	Total investment income	 	10,104

Expenses
        Investment advisory fee (Note 2)17,435
	Administration fee (Note 2)	5,811
	Fund accounting expense		9,890
	Transfer agent fees		7,431
	Registration fee		2,493
	Custodial fee		        2,992
	Prospectus and shareholders' reports
                                	  499
	Professional fees		7,979
	Directors fees and expenses	  599
	Amortization of organization costs
                          		3,669
	Insurance fee		          499
	Miscellaneous	 	        4,775
                                      =======
		Total expenses	       64,072

Less:  reimbursed and waived expenses	 (17,579)
	Net expenses	 	          46,493
	Net investment loss	 	 (36,389)

Realized and unrealized gain (loss) on investments:
        Net realized gain on sales of investments
                                         198,945
	Net change in unrealized appreciation of investments
                          	 	(305,454)
	Net realized and unrealized loss on investments
                            	 	(106,509)
	Net decrease in net assets resulting from operations
                          	 $	(142,898)

See accompanying notes to financial statements.


KHAN GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS



	Six
	Months Ended        Year Ended
	June 30, 2000        December 31,
	  (Unaudited)                 1999
Operations
Net investment loss
             $(36,389)  	 $(36,089)
Net realized gain on investments
	      198,945		   96,767
Net change in unrealized appreciation on investments
	     (305,454)	 	  830,095
Net increase (decrease) in net assets resulting from operations
             (142,898)		  890,773

Dividends paid to shareholders from:
	Capital gain ($.00 and $.07 per share, respectively)
	           -  		  (34,016)
Net capital share transactions (Note 5)
	 	788,690	 	1,010,839
Total increase in net assets
		645,792		1,867,596

Net assets
Beginning of period
	 	4,460,407	 2,592,811
End of period  $5,106,199	$4,460,407

See accompanying notes to financial statements.


KHAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

(1)	SIGNIFICANT ACCOUNTING POLICIES

Khan Funds, (the "Trust") is a business trust under the laws of Delaware registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment
company.   The Declaration of Trust provides for the issuance of
multiple series of shares, each representing a diversified portfolio of investments with different investment objectives,
policies and restrictions.   As of June 30, 2000, the only
series issued by the Trust is the Khan Growth Fund.

The Fund seeks long-term capital growth, consistent with the preservation of capital, by investing primarily in the common
stock of large capitalization U.S. companies.   Income is a
secondary objective of the Fund.   Khan Investment, Inc. serves
as the Fund's investment advisor.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial
statements.   The preparation of financial statements in
conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of
revenues and expenses during the reporting period.   Actual
results could differ from those estimates.

A.	Security Valuations - A security listed or traded on an
exchange is valued at the last sales price on the exchange where the security is principally traded. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value.

B.	Securities Transactions, Investment Income and Distributions -
Securities transactions are accounted for on a trade date
basis.   Realized gains or losses are computed on the basis of
specific identification of the securities sold.   Interest
income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

C.	Federal Income Taxes - The Fund intends to comply
with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D.	Deferred Organization Costs - The Fund has
incurred expenses of $36,818 in connection with the organization.
These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Fund commenced operations.

E.	Use of Estimates - The preparation of
financial statements inconformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.










KHAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

June 30, 2000 (Unaudited)

(2)	ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Khan
Investment, Inc. (the "Advisor").   Under the terms of the
investment advisory agreement, the Advisor has responsibility for supervising all aspects of the operations of the Fund
subject to the Trust's Board of Trustees (the "Trustees").   The
Advisor has agreed to ensure that assets of the Fund are invested in accordance with the investment objectives and
policies.   For its services, the Advisor receives an annual
management fee, payable monthly, and computed on the value of the net assets of the Fund as of the close of business each business day, at the annual rate of 0.75% of such net assets of
the Fund.   During the six months ended June 30, 2000, the
Advisor was paid $17,435 for such services.   The Advisor has
voluntarily agreed to waive all of their fees and reimburse fund expense in order to limit operating expenses to an annual rate
of 2% of the net assets of the Fund.   Fee waivers and expense
reimbursements are voluntary and may be terminated at anytime.

The Fund has an administrative services agreement (the
"Agreement") with the Advisor.   Under the terms of the
Agreement, the Advisor provides all administrative services necessary for the Fund's operations and is responsible for the
supervision of the Fund's other service providers.   The Advisor
also assumes all ordinary, recurring expenses necessary in carrying out the duties for the Fund, such as office space and
facilities, and equipment and clerical personnel.   The Advisor
shall also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the
Advisor.   For these services, the Advisor receives an annual
fee, payable monthly, computed on the value of the net assets of the Fund as of the close of business each business day at an
annual rate of 0.25% of 1% of such assets of the Fund.   During
the six months ended June 30, 2000, the Advisor was paid $5,811 for such services.

The Fund has a shareholder service plan whereby the Trust pays securities broker-dealers, retirement plan sponsors and administrators, and other securities professionals and/or beneficial owners of shares of the Fund, for expenses incurred in connection with non-distribution shareholder services provided by them to shareholders, provided that such shareholder servicing is not duplicative of the servicing otherwise provided
on behalf of the Fund.   These expenses are limited to an annual
rate of not more than 0.25% of the net assets of the Fund as of
the close of business each business day.   As of June 30, 2000,
the Fund has not made any payments.


(3)	DIRECTORS' FEES AND EXPENSES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of Khan Investment, Inc.


(4)	INVESTMENT SECURITIES

Purchases of securities and proceeds from sales of securities
(other than short-term securities) during the six months ended
June 30, 2000 were $4,371,081 and $3,426,586, respectively.











KHAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

June 30, 2000 (Unaudited)

(5)	CAPITAL STOCK

Changes in the Fund's capital stock outstanding for the periods ended June 30, 2000 and December 31, 1999, were as follows:

Six Months Ended
June 30, 2000                        Year Ended
  (Unaudited)                   December 31, 1999
Shares       Amount            Shares         Amount
Shares sold
96,755	 $798,225	       166,170	    $1,187,594
Shares issued in reinvestment of dividends
 -  		-  	         4,015		33,439
Shares redeemed
(1,125)     (9,535)	       (28,313)       (210,194)
Net increase
95,630	   $788,690	       141,872	    $1,010,839

As of June 30, 2000, S. D. Khan, Faisal Khan and their family owned an aggregate of 47.38% of the outstanding shares of this Fund which may be deemed to control the Fund.


KHAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

June 30, 2000 (Unaudited)

(6)	FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share outstanding throughout each period.

Six
Months Ended     Year Ended     Year Ended           To      July 8, 1997**
June 30, 2000    December 31,   December 31,     December 31,
(Unaudited)             1999           1998             1997

Net asset value, beginning of the period
$	8.58	$	6.86	$	5.18	$	5.00      -
Income from investment operations:
Net investment loss
	(.06)		(0.07)		(0.02)		(0.01)

(a)
Net realized and unrealized gain on investment
	(.23)		1.86		1.73		0.19
Total from investment operations
	(.29)		1.79		1.71		0.18

Less distributions from realized gains
	-   		(0.07)		(0.03)		-
Net asset value, end of period
$	8.29	$	8.58	$	6.86	$	5.18

Total return
	(6.58)%	       26.06%	       33.21%	        3.60%

Net assets, end of period (000's omitted)
        $5,106	       $4,460	      $2,593          $1,150

Ratio of expenses to average net assets:
After fee waivers and reimbursements
	2.00% *	         2.00%	        2.00%	        2.00% *
Before fee waivers and reimbursements
	2.75% *	         3.12%	        5.38%	        6.30%

Ratio of net investment loss to average
net assets:
After fee waivers and reimbursements
	(1.56)% *	(1.06)%	      (0.62)%	       (0.25)% *

Before fee waivers and reimbursements
        (2.32)% *	(2.18)%	      (4.00)%          (8.89)% *

Portfolio turnover rate
         74.85%	         44.48%	       31.21%	        18.81%

	Financial Foot Notes:
	(a)	Calculated using averaged shares outstanding.
	 *	Annualized
	**	Commencement of operations


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
Khan Funds
Houston, Texas


We have audited the accompanying statement of assets and liabilities of the Khan Growth Fund, a series of shares of the Khan Funds including the portfolio of investments, as of June 30, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights
for the two years in the period then ended.   These financial
statements are the responsibility of the Fund's management.   Our
responsibility is to express an opinion on these financial
statements and financial highlights based on our audits.   The
financial statements and financial highlights presented for the period ended December 31, 1997 were audited by other auditors whose report dated January 24, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted
auditing standards.   Those standards require that we plan and
perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material
misstatement.   An audit includes examining, on a test basis,
evidence supporting the amounts and disclosures in the financial
statements.   Our procedures included confirmation of securities
owned as of June 30, 2000, by correspondence with the custodian and
brokers.   An audit also includes assessing the accounting
principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Khan Growth Fund as of June 30, 2000, the results of its operation for the year then ended and, the changes in its net assets and the financial highlights for the two years in the period then ended in conformity with generally accepted accounting principles.





TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
August 28, 2000